Exhibit 99.1 RENOVACOR CORPORATE PRESENTATION NYSE: RCOR October 2022

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated closing of and synergies related to the transaction, expectations concerning market position, future operations and other financial and operating information. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: uncertainties as to the timing of the consummation of the proposed transaction with Rocket Pharmaceuticals, Inc. (“Rocket”) and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Renovacor’s and Rocket’s stockholders; any litigation related to the proposed transaction; disruption of Renovacor’s or Rocket’s current plans and operations as a result of the proposed transaction; the ability of Renovacor or Rocket to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Rocket to successfully integrate Renovacor’s operations and technology; diversion of managements’ attention from ongoing business operations and opportunities; the ability of Rocket to implement its plans, forecasts and other expectations with respect to Renovacor’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Rocket to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with Rocket’s and Renovacor’s respective employees, customers, other business partners and governmental authorities; competition; the impact of the COVID-19 pandemic on Renovacor’s and Rocket’s businesses, supply chain and labor force; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction, including as a result of inflationary pressures; the interest from patients and families for participation in each of Rocket’s ongoing trials, expectations regarding the delays and impact of COVID-19 on clinical sites, patient enrollment, trial timelines and data readouts, expectations regarding drug supply for ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of the parties respective product candidates; the risk that the results of preclinical studies and clinical trials may not be predictive of future results in connection with future studies or trials; and the risks and uncertainties described in the “Risk Factors” section of Renovacor’s and Rocket’s respective annual and quarterly and reports filed the Securities Exchange Commission. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither Renovacor nor Rocket assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Renovacor nor Rocket gives any assurance that it will achieve its expectations. 2

Rocket Pharma to Acquire Renovacor

Transaction Overview

- On September 19, 2022, Rocket signed a definitive agreement to acquire Renovacor in an all-stock transaction at an exchange ratio of approximately 0.1676 (subject to adjustment based on Renovacor's net cash at closing), an implied per-share value of $2.60, based on the volume weighted average trading price of Rocket's common stock of $15.51 for the 30 trading days through and including the signing date
  - RCOR shareholders to own approximately 4.1% of Rocket immediately following the closing
  - Implied total equity value of approximately $53M at close based on Renovacor's common shares outstanding and the acceleration and vesting of all earnout shares
- Transaction preserves cash resources of the combined company and allows Renovacor shareholders to share in future upside
- Transaction was approved by the Boards of Directors of both Rocket and Renovacor, with voting agreements in place with Renovacor's and Rocket's directors and officers as well as certain significant shareholders

Transaction expected to close by first quarter of 2023

RENOVACOR
3

Renovacor Combination with Rocket Broadens Value Proposition for All Stakeholders • Combines the resources, experience, and expertise of both companies to create a category leader in cardiovascular gene therapy Creates a Category Leader • Advances our mission to transform the lives of heart failure patients through the power of gene therapy • Synergies of the combined company expected to enable efficient advancement of novel gene therapy candidates from discovery through commercialization Accelerates Pipeline Expansion • Leverages complementary capabilities and resources across discovery, manufacturing, regulatory, and clinical development • Leverages Rocket’s state-of-the-art ~100,000 square foot facility dedicated to Research, State-of-the-Art Facilities Quality Control, and AAV cGMP manufacturing, for the benefit of our non-clinical, CMC, and clinical progress • Combined cash expected to extend runway for the combined company into 2H 2024 and Extends Cash Runway and through multiple potential value-enhancing clinical and non-clinical milestones across a Adds Value Inflection Points variety of pipeline programs 4

Mission Renovacor’s mission is to deliver innovative precision therapies to improve the lives of patients and families battling genetically-driven cardiovascular and mechanistically- related diseases Focus near-term on BAG3 Leverage the knowledge Translate advances in dilated cardiomyopathy of the underlying genetic rare disease populations (BAG3 DCM) AAV gene mechanisms of disease to to more prevalent therapy, which targets the create transformative populations where the underlying cause of this novel therapies unmet medical need is devastating monogenic high form of heart failure 5

Precision Medicine is Changing the Treatment Paradigm for Patients and Families with Cardiovascular Disease

Advantages of precision medicine for heart failure (HF)

- **Seeks to address underlying cause to deliver greater therapeutic benefit compared to current standard-of-care.** Addressing the personal & financial burden of multiple HF medications (avg. of ≥3/patient),[1] implanted devices, and heart transplant
- **Expected to eliminate the need for large patient studies[2]. By focusing** on segments of the HF patient population most likely to benefit
- **Focus on endpoints that we believe are most important to patients.** Emphasizing improvements in quality of life

"Precision medicine strives to delineate disease using multiple data sources…By defining disease at a deeper level, we can treat patients based on an understanding of the molecular underpinnings of their presentations, rather than grouping patients into broad categories with one-size-fits-all treatments." - ***Dainis and Ashley 2018[3]***

RENOVACOR

1. Unlu et al, Circulation: Heart Failure. 2020 2. Teerlink et al, NEJM 2021 3. Dainis AM, Ashley EA. JACC Basic Transl Sci. 2018

6

Diversified Pipeline of Programs and Therapeutic Opportunities

	Program	Potential Indication	Research / Discovery	Preclinical	Phase I	Phase II	Phase III
BAG3- Mediated Diseases	**REN-001 (AAV9-*BAG3*) [RCSI]**	*BAG3*-associated DCM					
	AAV9-*BAG3* [IV]	*BAG3*-associated DCM					
	AAV-*BAG3*	Undisclosed CV indication					
	AAV-*BAG3*	Undisclosed CNS indication					
Genetic ACM	**AAV gene therapy**	*DSG2*-associated ACM					
		PKP2-associated ACM					
		DSP-associated ACM					

Orange bar: Commercial rights held by Renovacor.

Blue bar: Development in connection with a research collaboration with the University of Utah's Nora Eccles Harrison Cardiovascular Research and Training Institute.

RCSI: retrograde coronary sinus infusion; **IV:** intravenous; **CV:** Cardiovascular; **CNS:** Central nervous system **DCM:** Dilated Cardiomyopathy **ACM:** Arrhythmogenic Cardiomyopathy

As a result of the combination with Rocket, Renovacor has suspended current guidance regarding preclinical and clinical timelines for its programs as it evaluates these items with Rocket

RENOVACOR 7

Lead Program REN-001 for BAG3-associated Dilated Cardiomyopathy (BAG3 DCM)

Cardiovascular Disease is the #1 Cause of Death Worldwide[1]

Cardiomyopathy
- Primary disease of the heart muscle and a major contributor to burden of cardiovascular disease
- Global mortality 370,000 in 2020 was up 43% from 1990[2]

Dilated Cardiomyopathy (DCM)
- Decrease in contractility causes heart's pumping chambers to enlarge
- Most common form of cardiomyopathy

Familial DCM
- 20-50% of DCM patients; up to 40% have identifiable genetic cause[2]
- Scientific societies recently endorsed clinical genetic testing for DCM patients and families[3,4]

BAG3 DCM
- Mutations in BCL2-associated athanogene 3 (*BAG3)* gene are among the more common pathogenic genetic variants observed in DCM[5]
- BAG3 expression is markedly diminished in patients with severe ischemic or nonischemic DCM[6]

Currently approved therapies do not address the underlying cause of disease

1. Centers for Disease Control and Prevention, Weekly Counts of Deaths by State and Select Causes, 2019-2020
2. American Heart Association Statistical Update: Heart Disease and Stroke Statistics – 2022, mortality rate includes myocarditis
3. Ackerman MJ et al. Heart Rhythm 2011
4. Musumuru K et al. Circulation: Genomic and Precision Medicine 2020
5. Kirk JA et al. J Clin Invest. 2021
6. Feldman AM et al. J. Cell. Physiol. 2014

RENOVACOR

9

BAG3 DCM is a Devastating Disease

BAG3 DCM presents in otherwise healthy individuals and rapidly progresses

Caused by a genetic defect in the *BAG3* gene

- Cardiovascular health is dependent on adequate levels of functional BAG3 protein
- BAG3 mutations typically lead to reduced BAG3 protein levels
- Prevalence of BAG3 DCM in US estimated to be as high as 30,000 patients[1] and is expected to grow with increasing genetic testing and disease awareness
- ~80% penetrance at >40 years of age[2]

At diagnosis, ~68% symptomatic, ~20% severely symptomatic with heart failure[2]

- Patients have significant limitations on their activities of daily living, such as employment, walking, attending to personal care, etc.
- Severely symptomatic patients are frequently hospitalized for acute decompensation[3]

High risk of progression to end stage disease

- ~19% of patients with BAG3 DCM require mechanical cardiac support, heart transplant, or have HF-related death at 12 months after diagnosis, nearly twice the rate of similarly staged non-BAG3 DCM patients[2,4,5]



Currently there are no approved therapies that address underlying cause of disease

1. Virani et al., Circ. 2021; Steinberg et al., Circ. 2012; Brouwers et al., Eur Heart J. 2013; Bhambhani et al., Eur J Heart Fail. 2018; Kapoor et al., JACC:Heart Fail. 2016; Pfeffer et al., Lancet 2003; Balmforth et al., JACC:Heart Fail. 2019; Felker et al., NEJM 2000; Haas et al., Eur Heart J. 2015; Kindel et al., J Card Fail. 2012; Pugh et al., Genet Med. 2014; Petretta et al., Am J Cardiol. 2011; McNally and Mestroni, Circ Res. 2017; Sweet et al., Exp. Op. Orphan Drugs 2016; Ganesh et al., Circ. 2013; Aragam et al., AHA Scient. Sess. 2021; Villard et al., Eur. Heart J. 2011; Franaszczyk et al., J Trans Med. 2014; Chami et al., Can J Cardiol. 2014; Arimura et al., Human Mut. 2011; Dominguez et al., JACC 2018; Norton et al., Am J Human Gen. 2011.
2. Domínguez et al., JACC, 2018; 3. Ahmed A. Am J Cardiol. 2007; 4.McNamara et al., Circulation, 2001; 5. Kubanek M et al. JACC 2013

RENOVACOR

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We Believe Renovacor’s REN-001 is Well Positioned for Success Local (retrograde coronary sinus infusion, We believe monogenic diseases with well or RCSI) delivery allows lower total dose understood biology are ideal targets for AAV GTxs • Reduces potential for various vector toxicities • Targeting disease with known genetic origin • May reduce burden on manufacturing • BAG3 mutations well-documented as driver in DCM • Goal is to increase BAG3 levels in DCM subjects Utilizes validated AAV9 capsid Non-immunogenic one-time human BAG3 payload • AAV9 currently used in one approved therapy • Therapeutic payload is human BAG3 gene (Zolgensma) and widely in clinical trials • DCM patients are haploinsufficient and produce low • AAV9 has demonstrated cardiac tropism levels of native BAG3; therefore, the protein is not • Has high transduction efficiency foreign and should not elicit an immune response • Non-integrative vector REN-001 is designed to directly address the underlying cause of BAG3 DCM by potentially increasing levels of functional BAG3 protein in the heart GTx: gene therapy 11

BAG3 Regulates Multiple Important Functions in Cardiomyocytes Protein quality control Cardiac contractility Enhances contractility by linking Facilitates autophagy as a co- the β-adrenergic receptor and L- chaperone with heat shock 2+ type Ca channel proteins, recycling misfolded proteins Structural support Anti-apoptosis Provides support for the Inhibits apoptosis (programmed sarcomere by linking actin cell death) through binding of myofibrils with the Z-disc BCL2 We believe that a gene therapy approach is best positioned to restore the broad biological functions of BAG3 in the heart Sources: Knezevic et al., 2016; Myers et al., 2018 12

Mutations in BAG3 Reduce Levels of Protein and are Associated with Reduced Force Generating Capacity in Heart Tissue from DCM Patients

Most BAG3 mutations in DCM cause reduced levels of BAG3 protein

>80% of BAG3 DCM patients had mutations causing haploinsufficiency, resulting in reduced levels of BAG3 protein [1]

Healthy control ***DCM patient with BAG3 mutation***



Red staining shows BAG3 protein in cardiac tissue

Lower levels of BAG3 are associated with reduced contractility in DCM patients

BAG3 levels in DCM patients are positively correlated with force generating capacity [2]

Myofilament maximum force generating capacity (F_{max}) in DCM patient tissue *


60
40
20
0
1st
2nd
3rd
4th
BAG3 expression quartiles
Lower
Higher

** Patients with idiopathic DCM*

REN-001's goal is to increase expression of BAG3 in the heart and potentially correct the underlying disease in BAG3 DCM patient

RENOVACOR
1. Domínguez *et al.*, *JACC*, 2018; 2. Martin *et al.*, *Nature Communications*, 2021

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AAV9 BAG3 Prevents the Onset of Cardiac Impairment in a Genetic Mouse Model of BAG3-associated DCM

BAG3 +/- mice have ~50% of BAG3 protein and develop a reduced ejection fraction (EF)

BAG3 protein levels


1.5
0.0
***
BAG3+/+
BAG3+/-

Ejection fraction


% Ejection Fraction
100
80
60
40
20
0
*
**
+/+
+/-
4 weeks
8 weeks
10 weeks
12 weeks

~50% BAG3 protein levels seen in BAG3 +/- mice

BAG3 +/- mice develop reduced EF, recapitulating the DCM clinical phenotype

AAV9 BAG3 prevented the onset of reduced ejection fraction

Ejection fraction in WT and BAG3 +/- mice treated at age 6-8 weeks with AAV9-GFP or AAV9-BAG3


%EF
100
80
60
40
20
0
Pre-injection
2 Weeks
4 Weeks
6 Weeks
*
*
*
WT mice: AAV-GFP or AAV-BAG3
BAG3 +/- mice: AAV9 BAG3 treatment group
BAG3 +/- mice: Control group (AAV-GFP)
+/+ AAV9-GFP (N=4)
+/+ AAV9-WtBAG3 (N=4)
+/- AAV9-GFP (N=3)
+/- AAV9-WtBAG3 (N=3)

*p=.04, .01 and .003 respectively at 2, 4 and 6 weeks for +/- AAV9-GFP vs. +/- AAV9-BAG3 arms; dose = 1×10^{13} genome copies (gc). Weeks on X-axis denote time since treatment.

RENOVACOR

Sources: Haploinsufficiency data published in Myers VD., … Feldman AM., *J Cell Physiol.* 2018; *AAV-BAG3 administration adapted from data published in* Myers VD., … Feldman AM., *JAMA Cardiol.* 2018; and unpublished data from the Feldman lab.

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Renovacor’s Approach to Cardiac Delivery Retrograde coronary sinus infusion (RCSI) REN-001 is delivered into the coronary Overview of RCSI sinus using a catheter § Coronary sinus (CS) - confluence of veins draining heart into right atrium § Routine procedure for placement of left ventricular pacemaker leads during cardiac resynchronization § Emerging route of administration in cardiac gene therapy studies Potential advantages of RCSI § Leverages currently used clinical procedure and equipment § Ability to transduce heart using much lower doses of AAV – Potential to maximize exposure of heart to AAV – Reduced potential for various vector toxicities – Additional potential benefits (e.g., manufacturing) 15

RCSI Delivery of REN-001 Resulted in Successful Cardiac Transduction Above Key VCN Threshold at Doses <1e13 vg/kg in a Pilot Pig Study[1]

JACC Journals

VCN >1 seen in pig heart model with REN-001 doses <1e13 vg/kg



Vector Genomes Per Cardiomyocyte
3
2
1
0
VCN of 1
Vehicle
5e13 total vg; 1.46e12 vg/kg
1e14 total vg; 3.45e12 vg/kg
2.5e14 total vg; 7.58e12 vg/kg
REN-001 dose groups

VCN: vector copy number

Key Takeaways - Results Published in JACC: BTS

- **Delivery of REN-001 via RCSI results in robust transduction of a large animal heart**
- **Transcription of the BAG3 transgene detected**
- **No safety issues detected**
- **Results informed design of ongoing GLP-toxicology and biodistribution study in healthy pig model**

Notes: Viral genome per cardiomyocyte data are shown as the mean (+/- SEM) of 18 tissue sections taken per heart (excluding values >3 standard deviations from the mean) and assume 8 nuclei in each cardiomyocyte (Velayuthan et al., *J Mol Cell Cardiology*, 2020); Vehicle n=1, 5e13 total vg (average of 1.46e12vg/kg) n=4, 1e14 total vg (average of 3.45e12vg/kg) n=2, 2.5e14 total vg (7.58e12vg/kg) n=1.

RENOVACOR

1. Myers et al., *JACC:BTS*, 2022

16

Results Published in JACC BTS Demonstrate Diffuse Myocardial Transduction in a Pilot Pig Study[1]

JACC Journals



Ring 5
Ring 4
Ring 3
Ring 2
Ring 1
RV
S
AN
AL
IL
IN

Regional Analysis of Transduction:
Mean ± SEM Vector Genomes Per Cardiomyocyte for Rings 2, 3 and 4

	Vehicle	5e13 total vg; 1.46e12 vg/kg	1e14 total vg; 3.45e12 vg/kg	2.5e14 total vg; 7.58e12 vg/kg
Anterior	0.1±0.1	0.2±0.0	4.9±4.0	1.1±0.2
Anterolateral	0.0±0.0	0.2±0.1	0.6±0.4	0.8±0.3
Inferolateral	0.0±0.0	1.5±1.1	5.5±2.7	1.0±0.2
Inferior	0.0±0.0	1.6±1.2	0.6±0.1	2.9±1.8
Septum	0.0±0.0	0.6±0.5	1.0±0.2	1.1±0.2
Right ventricle	0.0±0.0	0.6±0.2	0.5±0.1	1.0±0.2

Notes: Mean ± SEM vector genomes per cardiomyocyte, assuming 8 nuclei in each cardiomyocyte (Velayuthan et al., *J Mol Cell Cardiology*, 2020) from five LV regions and the RV free wall in rings 2-4 (excluding values >3 standard deviations from the mean). # animals per group: Vehicle n=1, 5e13 total vg (average of 1.46e12 vg/kg) n=4, 1e14 total vg (average of 3.45e12 vg/kg) n=2, 2.5e14 total vg (7.58e12 vg/kg) n=1.

RENOVACOR

1. Myers et al., *JACC:BTS*, 2022

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Significant Progress Made Across Key Ongoing Preclinical Studies

Study	Progress
Natural history / survival study of BAG3 mouse model	✓ Impaired survival phenotype present in BAG3 DCM mouse model ✓ Preliminary / interim data indicating LV dilation and functional decline, consistent with a DCM phenotype ✓ New data and learnings were leveraged to optimize the design of the dose-ranging study of REN-001 in the same mouse model
Dose-ranging and durability studies in BAG3 mouse model	✓ Dose-ranging study optimized to assess for multiple efficacy measures at different timepoints, leveraging emerging data from the mouse natural history study ✓ Durability of effect study remains underway
GLP toxicology study	✓ Dosing completed in GLP toxicology study in healthy Yucatan pigs using RCSI route of administration

LV: Left ventricle; DCM: Dilated cardiomyopathy; RCSI: Retrograde coronary sinus infusion

RENOVACOR 18

Renovacor's Mission in Action with Lead BAG3 DCM Program

Identify a condition with a high unmet need. Global mortality from cardiomyopathy was 370,000 in 2020[1]

Segment patients into subtypes based on the underlying cause of their disease to enable a precision medicine approach that has the potential to improve upon the standard-of-care

Focus on a disease subtype with a well understood monogenic origin. BAG3 DCM: Caused by reduced levels of BAG3 protein due to truncating mutations

Designed REN-001 to address the underlying cause of BAG3 DCM. Utilizes a validated AAV9 capsid to deliver a functional copy of the *BAG3* gene to cardiac cells

Demonstrate preclinical POC in a model that we believe accurately recapitulates human disease. Prevented onset of cardiac impairment with AAV9-BAG3 in genetic disease model of BAG3-DCM

Potential successful cardiac transduction with REN-001 delivered via RCSI at low vector dose. Local delivery may reduce potential vector-related toxicity as well as manufacturing burden

RENOVACOR

1. American Heart Association Statistical Update: Heart Disease and Stroke Statistics – 2022, mortality rate includes myocarditis; POC: Proof-of-concept

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REN-001 Clinical Development Plan

Proposed Phase I/II Clinical Study Design for REN-001

Multi-center, open-label, single-arm dose escalation study in BAG3 DCM patients



Screen Cohort 1 patients
Dose Level 1 n = 3-6
Evaluate patients
Patients will be enrolled sequentially after DSMB greenlight
Screen Cohort 2 patients
Dose Level 2 n = 3-6
Evaluate patients

Key inclusion criteria:

- Subjects aged 18-75 with left ventricle (LV) dysfunction
- Depressed LVEF as defined by AHA/ACC Guidelines
- NYHA Class II-III HF symptoms
- Elevated NT-proBNP
- Genetic variant in BAG3 consistent with haploinsufficiency

Primary endpoint:

- Safety: Frequency and severity of AEs and SAEs
- Efficacy: Cardiac function by improvement in ejection fraction

Secondary endpoints:

- 6-minute walk test
- Exercise echocardiography
- Kansas City Cardiomyopathy Questionnaire
- Serum biomarker (NT-proBNP)

RENOVACOR

LVEF: left ventricle ejection fraction; AE: adverse event; SAE: serious adverse event; DSMB: data safety monitoring board; NYHA; New York Heart Association

21

Advancing our Precision Therapy Pipeline New Program in genetic Arrhythmogenic Cardiomyopathy (ACM)

Precision Gene Therapy in Development for Multiple Genetic Segments of Arrhythmogenic Cardiomyopathy (ACM)

ACM is a Devastating Heart Muscle Disease

ACM is a Disease of the Desmosome



Desmosome
Intercalated disk
Sarcomere
Plasma membrane
Cell 1
Gap junction channels
Electrical current
Cell 2
Plasma membrane

Ventricular Arrhythmia in ACM Patient [3]



- **Cardiomyopathy with a high arrhythmia burden, risk of sudden cardiac death** and, potentially, risk of heart failure development; **estimated prevalence of 1:1000-1:5000**[1-2]
- **Mutations in genes encoding desmosomal proteins seen in ~50% patients**[1] and associated with cardiomyocyte uncoupling, cell loss, and fibrofatty remodeling[1-3]
- **Mean age of diagnosis: ~30**[4-5]

Unmet Needs and Treatment Opportunities

- Current approaches to prevent / treat arrhythmias in ACM include antiarrhythmic drugs, catheter ablations, ICDs, and exercise restriction[2] …
- …but these **fail to address the underlying genetics and disease biology**, can be burdensome and impact quality of life, and patients can still experience breakthrough events[2,5]

Major unmet need for novel, precision therapy approaches to prevent arrhythmias in ACM

RENOVACOR

Sources: Desmosome image adapted from Pearson; 1. Austin K, Nat Rev Cardiol. 2019; 2. Corrado D, New England Journal of Medicine (2017); 3. Delmar M & McKenna W, Circ Res. (2010); 4. McNally E (2017) in: Adam MP, Mirzaa GM, Pagon RA, GeneReviews®; 5. McKenna W. Arrhythmogenic right ventricular cardiomyopathy: diagnostic evaluation and diagnosis and treatment and prognosis. In: UpToDate, Dardas D (Ed), UpToDate, Waltham, MA. (Accessed on June 24, 2022).

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Precision Gene Therapy in Development for Multiple Genetic Segments of Arrhythmogenic Cardiomyopathy (ACM)

Mutations Causing ACM can Disrupt Gap Junctions

Disease-causing mutations can lower Cx43 expression at the intercalated disc


Desmosome
Intercalated disk
Sarcomere
Plasma membrane
X
Gap junction channels
Electrical current
Plasma membrane

- **Disease-causing mutations disrupt gap junction protein expression at the intercalated disc;** considered to be a key driver of increased arrhythmia risk[1-2]
- **Program designed to restore gap junction protein trafficking and reduce the arrhythmia burden in ACM**
- **Targeting the 3 largest genetic segments of ACM** (PKP2, DSP, DSG2)[1-2]

Positive Data from Initial Pilot Study[3]

✓ **Restoration of gap junction protein trafficking to the intercalated disc in a genetic mouse model of ACM**

✓ **Significant reduction in premature ventricular contractions** (PVCs, hallmark proarrhythmic events seen in ACM[4]) in a genetic mouse model

Next steps:
In vitro and in vivo development across major genetic segments of ACM (PKP2, DSP, and DSG2)

RENOVACOR

Sources: Desmosome image adapted from Pearson; 1. Corrado D, New England Journal of Medicine (2017); 2. Austin K, Nat Rev Cardiol. 2019; 3. Palatinus J. Circulation (2021); 4. Gasperetti A. JAMA Cardiology (2022).

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Renovacor’s Mission in Action with New Genetic ACM Program Identify a condition with a high unmet need • ACM is a genetic disorder characterized by an increased risk of potentially life-threatening arrhythmias, myocardial dysfunction, and fibrofatty replacement of myocardial tissue • Current treatments fail to address the underlying genetics and disease biology Segment patients into subtypes based on the underlying genetic drivers of their disease • Disease-causing mutations, most commonly in genes encoding desmosomal proteins, can be identified in approximately half of patients with ACM • Plakophilin-2 (PKP2), desmoplakin (DSP), and desmoglein 2 (DSG2) are the three largest genetic segments of ACM Seek to address a causal disease pathway and leverage non- invasive clinical measurements to facilitate efficient R&D • Focus on a precision therapy approach to target underlying disease biology • Design smaller and more cost-efficient patient studies • Focus on endpoints that we believe are most important to patients Sources: 1. Austin K, Nat Rev Cardiol. 2019; 2. Corrado D, New England Journal of Medicine (2017); 3. Delmar M & McKenna W, Circ Res. (2010); 4. McNally E (2017) in: Adam MP, Mirzaa GM, Pagon RA, GeneReviews®; 5. McKenna W. Arrhythmogenic right ventricular cardiomyopathy: Diagnostic evaluation and diagnosis and treatment and prognosis. In: UpToDate, Dardas D (Ed), UpToDate, Waltham, MA. (Accessed on June 24, 2022.). 25

BAG3 Pipeline Expansion Opportunities

BAG3 Protein Levels are also Decreased in other Forms of Heart Failure -/- 1 2 3 MLP and TAC mouse models Post-MI Pig Model HF Patients Increasing BAG3 expression has the potential to impact additional heart failure patient populations -/- HFrEF: Heart failure with reduced ejection fraction; Notes: * p<0.05 between MI-GFP and Sham-GFP, and between wild-type / sham and MLP / TAC mice 27 1. Fang, X., et al., J Clin Invest., 2017; 2. Renovacor, data on file (2021); 3. Feldman, AM et al., J. Cellular Physiology, 2014

AAV9 BAG3 Significantly Improved the EF in a Post-MI Mouse Model[1]

Post-MI mice have reduced BAG3 expression and AAV9 BAG3 increased protein levels



BAG3 protein levels
BAG3/CLSQ
12
10
8
6
4
2
0
*
Sham-GFP
MI-GFP
MI-BAG3

AAV9 BAG3 significantly improved the EF in post-MI mice



A
B
C
D
*
†
80
60
40
20
0
LVEF %
1
3
5
7
9
11
Time (weeks)
Sham GFP n=14
Sham BAG3 n=12
MI GFP n=12
MI BAG3 n=13

A – Infarction;
B – Week 1 echo;
C – Treatment/ control injected retro-orbital at week 8 post-MI;
D – Echo at sacrifice, 23 days post-treatment; * p<0.0001; †p<0.0001

(1) Mice develop a HF phenotype with reduced BAG3; (2) AAV9-BAG3 restored normal ejection fraction in post-MI mice; and (3) AAV9-BAG3 had no impact on LVEF in control mice

RENOVACOR

CLSQ: Calsequestrin; Notes: MI: Mice randomized to receive myocardial infarction * p<0.05 between MI-GFP and Sham-GFP; 1. Knezevic T., … Feldman, A.M., *J Am Coll Cardiol Basic Trans Science.* 2016; 1. BAG3 has a known autoregulatory mechanism (Gentilella, A. & Khalili, K., *J Cell Biochem. 2009)*

28

Corporate

Experienced Leadership Team



Magdalene Cook, MD | President and CEO

20+ years of experience in the life science industry primarily in investing, consulting and launching new ventures; Principal, Aisling Capital and Board member of multiple companies

AISLING CAPITAL · COLUMBIA Vagelos College of Physicians and Surgeons



Matt Killeen, PhD, FACC, FHRS | CSO

15+ years of experience, spanning cardiovascular disease research and biotech/pharma R&D and strategy; Head of Cardiovascular Research at BioMarin; established cardiovascular therapeutic area and led the discovery and development of AAV-based gene therapies for inherited heart diseases; expertise in genetic heart disease biology and potential therapeutic opportunities

BIOMARIN · Biogen · University of Cambridge · Massachusetts General Hospital



Wendy DiCicco | CFO

25+ years expertise in finance, strategy, M&A as well as executive roles in public and private companies

Sincerus Pharmaceuticals, Inc · EyePoint Pharmaceuticals · ExpressCells · Imvax



Jordan Shin, MD, PhD, FACC | Senior VP, Clinical Development and Translational Science

20+ of expertise in clinical development, academic research and medical practice

LUNG · ACCELERON · reify · celularity



Marc Semigran, MD | CMO

30+ years of experience treating HF and cardiomyopathy; Senior VP of Medical Sciences and CMO at MyoKardia; experience in developing and designing clinical trials for novel therapies for cardiovascular and heart failure/HFpEF

Bristol Myers Squibb · MYOKARDIA · Harvard Medical School · Massachusetts General Hospital



Elizabeth White, PhD | CBO and Senior VP, Operations

30+ years of biotech/pharma experience including in strategy, business development, new product planning, portfolio prioritization in start-ups & large companies

NeuExcell Therapeutics · Pfizer · Wyeth



Jiwen Zhang, PhD | Chief Regulatory Officer

20+ years of regulatory affairs and quality assurance experience, with >10 years specifically in cell and gene therapy

Passage Bio · SANOFI · TMUNITY · GE Healthcare · Wyeth



Kumar Dhanasekharan, PhD | Senior VP, Technical Operations

20+ years of CMC development and manufacturing experience across complex protein therapeutics, monoclonal antibodies and in recent years, AAV gene therapies.

SwanBio Therapeutics · Catalent · SANOFI GENZYME · Amicus Therapeutics

RENOVACOR
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Scientific Advisory Board

Experts in Cardiovascular Disease



Arthur Feldman, MD, PhD
Renovacor, Founder and Chair of SAB
Laura H. Carnell Professor of Medicine, Temple
Former Chief of Cardiology UPMC
Past President HFSA, Assoc. of Professors of Cardiology
Lifetime Achievement Award, HFSA; Distinguished Scientist Award ACC, 2019



Michael Bristow, MD, PhD
Professor of Medicine and former Head of Cardiology, Univ. of Colorado Health Sciences
Co-founder, President and CEO, ARCA Biopharma
Founder, Myogen
Lifetime Achievement Award, HFSA
Credited with development of science and clinical utility of b-blockers for HF



Douglas Mann, MD
Lewin Prof. of Medicine, former Director of Cardiovascular Div., Washington University School of Medicine
Past President, HFSA
Lifetime Achievement Award, HFSA
Editor-in-Chief, JACC Basic Translational Science



Dennis McNamara, MD
Professor of Medicine and Dir. of the Heart Failure Research Center, UPMC
Leading expert in the genetics of dilated and hypertrophic cardiomyopathy
National Principal Investigator – IMAC I, II & III; GRAFH I & II

Experts in Gene Therapy R&D



Joseph Glorioso III, PhD
Professor in the Dept. of Microbiology and Molecular Genetics, UPMC
Founding member and past president of the American Society of Gene Therapy
Co-founder and Chair of Scientific Advisory Board at Oncorus, Inc. and Coda Biotherapeutics



Lee Sweeney, PhD
Professor in the Dept. of Pharmacology & Therapeutics, University of Florida College of Medicine
Much of Dr. Sweeney's research program is translational in focus and has produced highly cited research on inherited forms of cardiovascular disease and on the skeletal and cardiac aspects of muscular dystrophy.



Richard Peluso, PhD
Founder and President, RWP BioConsulting, LLC
Retired Vice President of Merck Vaccines & Biologics Bioprocess R&D
Previous faculty member of Microbiology Departments at Thomas Jefferson University, University of Minnesota, and Mt. Sinai School of Medicine

RENOVACOR
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Mission and Value Proposition Renovacor’s mission is Lead BAG3 DCM program targets the underlying cause of a to deliver innovative monogenic disease with an AAV9-gene therapy precision therapies to improve the lives of Proof-of-concept demonstrated in multiple preclinical models patients and families battling genetically- Experienced management and exceptional scientific advisors driven cardiovascular and mechanistically- related diseases Backed by strong institutional investor syndicate 32

RENOVACOR For follow-up please contact: info@renovacor.com

Important Additional Information Regarding the Transaction Will Be Filed With the SEC In connection with the proposed transaction between Renovacor and Rocket, Renovacor and Rocket have filed relevant materials with the SEC, including a Rocket registration statement on Form S-4 that includes a joint proxy statement of Renovacor and Rocket and also constitutes a prospectus of Rocket, and a definitive proxy statement will be mailed to stockholders of Renovacor and Rocket, respectively. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS THAT HAS BEEN INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the joint proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Renovacor will be available free of charge on Renovacor’s internet website at www.renovacor.com under the tab “Investor & Media - Financials” or by contacting Renovacor’s Investor Relations Department at investors@renovacor.com. Copies of the documents filed with the SEC by Rocket will be available free of charge on Rocket’s internet website at www.rocketpharma.com under the tab “Investors – SEC Filings”. Participants in the Solicitation Renovacor, Rocket and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Renovacor or Rocket in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, have been set forth in the joint proxy statement/prospectus that has been filed with the SEC. Information regarding Renovacor’s directors and executive officers is contained in Renovacor’s definitive proxy statement, which was filed with the SEC on April 14, 2022, and Renovacor’s Current Reports on Form 8-K, filed with the SEC on March 28, 2022 and June 3, 2022 (as amended on June 24, 2022). Information regarding Rocket’s directors and executive officers is contained in Rocket’s definitive proxy statement, which was filed with the SEC on April 29, 2022. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Renovacor’s or Rocket’s security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Investor Relations websites of Rocket or Renovacor as described above. No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This presentation does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction, Rocket has filed a registration statement on Form S-4 that includes a joint proxy statement of Renovacor and Rocket and also constitutes a prospectus of Rocket. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN AND WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. 34